                                                                   Exhibit 99.19

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     TRUSTEE


                               JANUARY [25], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                 $132,904,181
Aggregate Original Principal Balance                    $132,928,629
Number of Mortgage Loans                                    425

                                     MINIMUM               MAXIMUM                AVERAGE (1)
                                     -------               -------                -----------
Original Principal Balance          $66,000               $750,000                 $312,773
Outstanding Principal Balance       $66,000               $749,982                 $312,716


                                     MINIMUM               MAXIMUM            WEIGHTED AVERAGE (2)
                                     -------               -------            --------------------
Original Term (mos)                   300                   360                       352
Stated remaining Term (mos)           294                   356                       348
Loan Age (mos)                         4                     7                         4
Current Interest Rate                4.500%                8.950%                   6.473%
Initial Interest Rate Cap (3)        1.500%                3.000%                   1.690%
Periodic Rate Cap (3)                1.500%                3.000%                   1.690%
Gross Margin (3)                     2.750%                6.700%                   5.188%
Maximum Mortgage Rate (3)           11.650%               15.950%                   13.455%
Minimum Mortgage Rate (3)            4.030%                8.950%                   6.432%
Months to Roll (3)                     1                     32                       18
Original Loan-to-Value               40.31%                95.00%                   81.34%
Credit Score (4)                      581                   802                       671


                                    EARLIEST               LATEST
                                    --------               ------
Maturity Date                      07/01/2029            09/01/2034




                                   PERCENT OF                                         PERCENT OF
Lien Position                    MORTGAGE POOL    Year of Origination                MORTGAGE POOL
                                 -------------                                      -------------
1st Lien                                 100.00%  2004                                       100.00%
2nd Lien                                    0.00

                                                  LOAN PURPOSE

OCCUPANCY                                         Purchase                                    59.86%

Primary                                   99.64%  Refinance - Rate/Term                         3.66
Second Home                                 0.36  Refinance - Cashout                          36.48
Investment                                  0.00

                                                  PROPERTY TYPE

Loan Type                                         Single Family                               74.10%
Fixed Rate                                 0.00%  Condominium                                   6.76
ARM                                       100.00  Two- to Four-Family                           4.99
                                                  Planned Unit Development                     14.15

AMORTIZATION TYPE

Fully Amortizing                           0.00%
Interest-Only                             100.00


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                   NUMBER       AGGREGATE                                  WEIGHTED       AVERAGE        WEIGHTED
                     OF         PRINCIPAL     PERCENT OF    WEIGHTED       AVERAGE       PRINCIPAL       AVERAGE          PERCENT
RANGE OF          MORTGAGE       BALANCE       MORTGAGE      AVERAGE        CREDIT        BALANCE        ORIGINAL          FULL
MORTGAGE RATES     LOANS       OUTSTANDING       POOL        COUPON         SCORE       OUTSTANDING         LTV        DOCUMENTATION
---------------- ------------  ------------  ------------  ------------  ------------   ------------   ------------    -------------
5.500% or less             57  $ 21,882,841         16.47%        5.198%          713   $    383,909          81.30%          51.10%
5.501% to 6.000%           92    28,433,617         21.39         5.802           664        309,061          79.80           72.97
6.001% to 6.500%           52    17,701,593         13.32         6.245           658        340,415          77.84           54.50
6.501% to 7.000%           80    25,653,871         19.30         6.844           662        320,673          81.73           20.48
7.001% to 7.500%           74    21,295,069         16.02         7.259           660        287,771          83.56           22.56
7.501% to 8.000%           52    14,232,933         10.71         7.735           671        273,710          83.61           16.23
8.001% to 8.500%           14     2,883,347          2.17         8.179           656        205,953          85.73            4.40
8.501% to 9.000%            4       820,910          0.62         8.799           661        205,228          86.65            0.00
TOTAL:                    425  $132,904,181        100.00%        6.473%          671   $    312,716          81.34%          40.69%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.473% per annum.


REMAINING MONTHS TO STATED MATURITY

                       NUMBER      AGGREGATE                                  WEIGHTED     AVERAGE       WEIGHTED
RANGE OF                 OF        PRINCIPAL    PERCENT OF      WEIGHTED      AVERAGE     PRINCIPAL      AVERAGE       PERCENT
REMAINING MONTHS      MORTGAGE      BALANCE      MORTGAGE        AVERAGE       CREDIT      BALANCE       ORIGINAL        FULL
TO STATED MATURITY     LOANS      OUTSTANDING      POOL          COUPON        SCORE      OUTSTANDING       LTV      DOCUMENTATION
------------------   ----------   ------------  ------------  ------------  ------------  ------------ ------------  -------------
289 to 300                   45   $ 16,853,839         12.68%        5.269%          733  $    374,530        82.86%        35.97%
349 to 360                  380    116,050,342         87.32         6.648           662       305,396        81.12         41.37
TOTAL:                      425   $132,904,181        100.00%        6.473%          671  $    312,716        81.34%        40.69%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 294 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE        PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL         COUPON     SCORE     OUTSTANDING     LTV       DOCUMENTATION
--------------------------   ----------   ------------  -----------  -----------  --------   ----------- ------------  -------------
$50,001 to $100,000                  14   $  1,218,085         0.92%       6.772%      643   $    87,006        81.87%        71.98%
$100,001 to $150,000                 45      5,639,043         4.24        7.025       645       125,312        81.36         57.08
$150,001 to $200,000                 35      6,185,311         4.65        6.631       673       176,723        81.68         43.10
$200,001 to $250,000                 48     10,733,769         8.08        6.735       665       223,620        79.96         38.03
$250,001 to $300,000                 53     14,651,939        11.02        6.624       659       276,452        81.19         45.22
$300,001 to $350,000                 48     15,515,307        11.67        6.622       666       323,236        81.14         33.45
$350,001 to $400,000                 89     33,308,935        25.06        6.617       676       374,258        82.09         31.40
$400,001 to $450,000                 30     12,623,649         9.50        6.191       680       420,788        83.59         33.93
$450,001 to $500,000                 33     15,755,504        11.85        5.970       683       477,440        81.33         43.09
$500,001 to $550,000                 11      5,841,544         4.40        6.101       673       531,049        80.50         54.52
$550,001 to $600,000                 12      6,852,463         5.16        6.147       682       571,039        81.64         58.74
$600,001 to $650,000                  5      3,164,650         2.38        6.919       645       632,930        72.61         39.75
$650,001 to $700,000                  1        664,000         0.50        4.750       710       664,000        80.00        100.00
$700,001 to $750,000                  1        749,982         0.56        5.250       647       749,982        75.38        100.00
TOTAL:                              425   $132,904,181       100.00%       6.473%      671   $   312,716        81.34%        40.69%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $66,000 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $312,716.




PRODUCT TYPES

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
PRODUCT TYPES                  LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
10 Year IO/1 Month LIBOR ARM        45    $ 16,853,839       12.68%     5.269%      733   $   374,530       82.86%            35.97%
2/28 LIBOR ARM                     352     108,316,386       81.50      6.644       663       307,717       80.99             40.91
3/27 LIBOR ARM                      28       7,733,956        5.82      6.706       650       276,213       82.95             47.85
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%            40.69%




ADJUSTMENT TYPE

                     NUMBER         AGGREGATE                                  WEIGHTED    AVERAGE      WEIGHTED
                       OF           PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE        PERCENT
                    MORTGAGE         BALANCE          MORTGAGE      AVERAGE     CREDIT     BALANCE      ORIGINAL         FULL
ADJUSTMENT TYPE      LOANS         OUTSTANDING          POOL        COUPON      SCORE    OUTSTANDING       LTV       DOCUMENTATION
---------------     --------       ------------      ----------    --------    --------  -----------    ---------    -------------
ARM                      425       $132,904,181          100.00%      6.473%       671   $   312,716     81.34%            40.69%
TOTAL:                   425       $132,904,181          100.00%      6.473%       671   $   312,716     81.34%            40.69%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
STATE DISTRIBUTIONS           MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
OF MORTGAGED PROPERTIES        LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
Alabama                              1    $     99,920        0.08%      7.250%     598   $    99,920       80.00%        100.00%
Arizona                             11       2,055,701         1.55       7.124     677       186,882       83.65          42.63
California                         268      96,942,353        72.94       6.347     674       361,725       80.97          39.99
Colorado                            15       3,119,519         2.35       6.673     651       207,968       81.81          36.71
Connecticut                          1         365,700         0.28       7.650     675       365,700       94.99           0.00
District of Columbia                 3         745,400         0.56       6.703     640       248,467       79.28          64.45
Florida                             10       2,128,614         1.60       6.443     662       212,861       82.19          42.25
Georgia                              1         118,750         0.09       7.950     616       118,750       95.00         100.00
Hawaii                               2         900,000         0.68       5.727     681       450,000       80.00          64.67
Idaho                                1          97,595         0.07       5.900     662        97,595       80.00         100.00
Illinois                             6       1,443,757         1.09       7.398     658       240,626       85.85          43.41
Indiana                              1         113,600         0.09       5.500     592       113,600       80.00         100.00
Kansas                               2         222,525         0.17       7.669     637       111,263       90.00          55.51
Kentucky                             2         186,398         0.14       6.925     667        93,199       80.00          45.06
Maryland                             5       1,593,323         1.20       7.018     647       318,665       81.87          40.46
Massachusetts                        7       2,302,449         1.73       6.851     666       328,921       82.39          31.30
Michigan                             9       1,721,986         1.30       6.922     662       191,332       82.32          70.70
Minnesota                            7       1,073,370         0.81       7.185     684       153,339       80.07          38.65
Mississippi                          2         223,196         0.17       6.771     617       111,598       80.00         100.00
Montana                              1         124,800         0.09       7.350     662       124,800       80.00           0.00
Nebraska                             2         208,800         0.16       6.647     594       104,400       83.45          65.52
Nevada                               9       2,427,047         1.83       6.345     662       269,672       82.26          51.19
New Hampshire                        1         650,000         0.49       6.250     658       650,000       74.80           0.00
New Jersey                           4       1,073,450         0.81       7.609     675       268,362       87.54           0.00
New York                            10       3,171,292         2.39       6.942     689       317,129       82.07          19.23
North Carolina                       1         319,920         0.24       7.600     659       319,920       80.00           0.00
North Dakota                         1          66,000         0.05       7.900     616        66,000       76.74         100.00
Ohio                                 3         293,384         0.22       6.380     639        97,795       81.63          75.46
Oregon                               5       1,674,170         1.26       5.978     692       334,834       83.64          26.23
Pennsylvania                         3         720,395         0.54       7.852     721       240,132       84.27           0.00
South Carolina                       1         135,427         0.10       7.450     642       135,427       80.00           0.00
Tennessee                            2         235,200         0.18       6.059     608       117,600       80.00         100.00
Texas                                3         599,708         0.45       7.393     624       199,903       82.98          28.07
Utah                                 1         180,000         0.14       5.750     622       180,000       80.00         100.00
Virginia                             8       2,125,700         1.60       7.264     635       265,713       82.20          66.55
Washington                          15       3,296,232         2.48       6.443     654       219,749       80.39          64.55
Wisconsin                            1         148,500         0.11       8.275     643       148,500       90.00           0.00
TOTAL:                             425    $132,904,181      100.00%      6.473%     671   $   312,716       81.34%         40.69%


No more than approximately 1.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
50.00% or less                       4    $  1,161,883        0.87%     6.272%      654   $   290,471       43.40%         64.33%
55.01% to 60.00%                     2         777,000        0.58      5.448       691       388,500        58.25        100.00
60.01% to 65.00%                     6       1,967,388        1.48      6.663       685       327,898        61.78          8.74
65.01% to 70.00%                     7       2,042,348        1.54      6.104       641       291,764        68.81         49.78
70.01% to 75.00%                    24       8,612,872        6.48      6.379       639       358,870        73.64         43.72
75.01% to 80.00%                   241      71,809,370       54.03      6.453       671       297,964        79.79         42.67
80.01% to 85.00%                    60      22,064,322       16.60      6.047       688       367,739        84.55         30.36
85.01% to 90.00%                    63      18,638,405       14.02      6.846       668       295,848        89.59         44.43
90.01% to 95.00%                    18       5,830,594        4.39      7.529       664       323,922        94.89         33.84
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716        81.34%        40.69%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.31% to 95.00%.




LOAN PURPOSE

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
LOAN PURPOSE                   LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
Purchase                           252    $ 79,558,300       59.86%     6.460%      680   $   315,708       81.96%         37.22%
Refinance - Cashout                155      48,480,262       36.48      6.553       654       312,776       80.52          46.55
Refinance - Rate Term               18       4,865,619        3.66      5.895       676       270,312       79.38          38.96
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%         40.69%




PROPERTY TYPE

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
PROPERTY TYPE                  LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
Single Family                      316    $ 98,483,449       74.10%     6.436%      670   $   311,656       81.34%        42.78%
Condominium                         35       8,984,301        6.76      6.861       673       256,694       81.36         31.47
Two- to Four-Family                 18       6,625,705        4.99      6.665       702       368,095       79.08         15.25
Planned Unit Development            56      18,810,726       14.15      6.416       664       335,906       82.14         43.09
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

DOCUMENTATION

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
DOCUMENTATION                  LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
Stated Documentation               232    $ 73,757,451       55.50%     6.781%      686   $   317,920       81.62%         0.00%
Full Documentation  2yr W2         112      33,381,854       25.12      6.128       649       298,052       81.21        100.00
Full Documentation  1yr W2          66      20,691,749       15.57      5.930       658       313,511       80.21        100.00
Limited Documentation               15       5,073,127        3.82      6.493       648       338,208       82.75          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%




OCCUPANCY

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
OCCUPANCY                      LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
Primary                            424    $132,428,181       99.64%     6.478%      671   $   312,331       81.33%        40.83%
Second Home                          1         476,000        0.36      5.250       709       476,000       85.00          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.




MORTGAGE LOANS AGE SUMMARY

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
MORTGAGE LOANS AGE            MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
SUMMARY                        LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
4                                  273    $ 82,511,105       62.08%     6.655%      662   $   302,238       81.00%        42.26%
5                                  134      43,924,091       33.05      6.224       685       327,792       81.73         35.24
6                                   17       6,370,665        4.79      5.835       687       374,745       83.10         58.50
7                                    1          98,320        0.07      6.725       684        98,320       80.00          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.




ORIGINAL PREPAYMENT PENALTY TERM

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
ORIGINAL PREPAYMENT           MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
PENALTY TERM                   LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
None                                92    $ 30,377,634       22.86%     6.301%      707   $   330,192       82.60%        28.43%
12 Months                            8       3,259,557        2.45      6.954       653       407,445       82.22         35.01
24 Months                          306      94,259,386       70.92      6.511       661       308,037       80.79         44.22
36 Months                           19       5,007,605        3.77      6.495       647       263,558       83.53         52.17
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
581 to 600                          30    $  7,460,899        5.61%     6.592%      592   $   248,697       81.15%        97.75%
601 to 625                          53      16,449,435       12.38      6.541       614       310,367       80.65         70.35
626 to 650                          72      22,788,981       17.15      6.654       640       316,514       80.31         47.38
651 to 675                          98      28,220,064       21.23      6.758       661       287,960       81.96         29.63
676 to 700                          78      24,974,974       18.79      6.472       688       320,192       81.91         26.37
701 to 725                          54      18,143,220       13.65      6.079       711       335,986       80.66         35.30
726 to 750                          14       5,297,552        3.99      6.128       740       378,397       81.15         23.66
751 to 775                          18       6,217,148        4.68      6.254       763       345,397       81.58         10.13
776 to 800                           7       2,884,409        2.17      5.374       784       412,058       86.45         40.87
801 to 802                           1         467,500        0.35      5.250       802       467,500       85.00          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 581 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 671.




CREDIT GRADE

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
CREDIT GRADE                   LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
AA                                 350    $106,118,142       79.85%     6.648%      665   $   303,195       81.17%        39.34%
A+                                  19       6,643,250           5      6.679       628       349,645       82.74         60.84
A-                                  11       3,288,951        2.47      6.602       634       298,996       76.16         67.53
Credit Score                        45      16,853,839       12.68      5.269       733       374,530       82.86         35.97
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
RANGE OF GROSS MARGINS         LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
2.501% to 3.000%                     3    $  1,172,487        0.88%     5.425%      694   $   390,829       82.66%        73.44%
3.001% to 3.500%                    34      13,372,506       10.06      5.268       742       393,309       83.10         31.21
3.501% to 4.000%                    10       2,740,326        2.06      5.676       688       274,033       79.74         38.84
4.001% to 4.500%                     2         680,944        0.51      6.166       685       340,472       81.62         32.45
5.001% to 5.500%                   192      57,978,006       43.62      6.302       650       301,969       80.90         74.39
5.501% to 6.000%                   182      56,219,913       42.30      7.000       673       308,901       81.44          8.22
6.501% to 7.000%                     2         740,000        0.56      6.522       723       370,000       80.00          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.700% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.188% per annum.




MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
RANGE OF MAXIMUM              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
MORTGAGE RATES                 LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
12.000% or less                     22    $  7,792,964        5.86%     5.134%      726   $   354,226       83.37%        36.60%
12.001% to 12.500%                  44      16,411,945       12.35      5.340       702       372,999       80.23         57.01
12.501% to 13.000%                  86      27,136,412       20.42      5.800       664       315,540       79.77         73.49
13.001% to 13.500%                  49      16,676,731       12.55      6.251       657       340,341       77.64         56.52
13.501% to 14.000%                  80      25,653,871       19.30      6.844       662       320,673       81.73         20.48
14.001% to 14.500%                  74      21,295,069       16.02      7.259       660       287,771       83.56         22.56
14.501% to 15.000%                  52      14,232,933       10.71      7.735       671       273,710       83.61         16.23
15.001% to 15.500%                  14       2,883,347        2.17      8.179       656       205,953       85.73          4.40
15.501% to 16.000%                   4         820,910        0.62      8.799       661       205,228       86.65          0.00
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.455% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                              MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------  --------    ------------  ----------   --------  --------   -----------    --------    --------------
February 2005                       45    $ 16,853,839       12.68%     5.269%      733   $   374,530       82.86%        35.97%
July 2006                           12       4,306,715        3.24      6.129       674       358,893       82.89         49.66
August 2006                        114      35,496,154       26.71      6.411       673       311,370       81.63         33.78
September 2006                     226      68,513,516       51.55      6.797       657       303,157       80.54         44.05
June 2007                            1          98,320        0.07      6.725       684        98,320       80.00          0.00
August 2007                          2         702,650        0.53      7.719       682       351,325       84.22          9.39
September 2007                      25       6,932,986        5.22      6.603       646       277,319       82.86         52.42
TOTAL:                             425    $132,904,181      100.00%     6.473%      671   $   312,716       81.34%        40.69%